                                                                   Exhibit 10.29
================================================================================




                               WARRANT AGREEMENT

                           Dated as of June 30, 2000

                                     among

                               LEXAR MEDIA, INC.

                                      and

                          THE INITIAL WARRANT HOLDERS
                          LISTED ON SCHEDULE I HERETO




================================================================================

                               TABLE OF CONTENTS
                               -----------------


                                                                                     Page
                                                                                     ----
ARTICLE I DEFINITIONS...............................................................    1

1.1   Definitions...................................................................    1
1.2   Accounting Terms and Determinations...........................................    7

ARTICLE II AUTHORIZATION AND ISSUANCE OF WARRANTS; RESERVATION OF WARRANT SHARES....    7

2.1   Authorization and Issuance of Warrants........................................    7
2.2   Reservation of Warrant Shares.................................................    7

ARTICLE III FORM; REGISTER; CONVERSION FOR WARRANTS; TRANSFER.......................    8

3.1  Form of Warrant; Register......................................................    8
3.2  Conversion of Warrants for Warrants............................................    8
3.3  Transfer of Warrant............................................................    9
3.4  Transfer; Legends..............................................................    9

ARTICLE IV EXERCISE OF WARRANT; CONVERSION FOR WARRANT SHARES.......................    9

4.1  Exercise of Warrants...........................................................    9
4.2  Conversion for Warrant Shares..................................................   10
4.3  Issuance of Common Stock.......................................................   11

ARTICLE V ADJUSTMENT OF EXERCISE PRICE AND SHARES...................................   13

5.1  General........................................................................   13
5.2  Stock Dividends, Subdivisions and Combinations..................................  13
5.3  Issuance of Common Stock.......................................................   13
5.4  Distribution of Equity Securities..............................................   17
5.5  Capital Reorganization, Capital Reclassifications, Merger, Etc.................   17
5.6  Other Actions Affecting Common Stock...........................................   17
5.7  Miscellaneous..................................................................   18

ARTICLE VI COVENANTS OF THE COMPANY.................................................   20

6.1  Notices of Certain Actions.....................................................   20
6.2  Merger or Consolidation of the Company.........................................   21

ARTICLE VII MISCELLANEOUS...........................................................   21

7.1  Notices........................................................................   21
7.2  No Voting Rights; Limitations of Liability.....................................   22
7.3  Amendments and Waivers.........................................................   22
7.4  Remedies.......................................................................   23
7.5  Binding Effect.................................................................   23
7.6  Counterparts...................................................................   23
7.7  GOVERNING LAW..................................................................   23
7.8  Benefits of this Agreement.....................................................   23
7.9  Headings.......................................................................   24

SCHEDULE I     -  Initial Warrant Holders
SCHEDULE II    -  Outstanding Call, Options and Other Claims
EXHIBIT A      -  Registration Rights
EXHIBIT B      -  Form of Warrant

                                            WARRANT AGREEMENT dated as of June
                                      30, 2000, among LEXAR MEDIA, INC., a
                                      California corporation (the "Company"),
                                                                   -------
                                      ACCESS TECHNOLOGY PARTNERS, L.P.
                                      ("Access") and CHASE SECURITIES INC.
                                        ------
                                      ("Chase"; together with Access, the
                                        -----
                                      "Initial Holders")
                                       ---------------

                                   Preamble
                                   --------

          The Company is entering into (a) a certain credit agreement dated as of June 30, 2000 (the "Senior Credit Agreement") with The Chase Manhattan Bank, as Administrative Agent and the several Lenders (as defined in the Senior Credit Agreement) from time to time parties thereto, pursuant to which the Lenders have agreed, subject to the terms and conditions set forth therein, to lend up to $20,000,000 in aggregate principal amount to the Company (the "Senior Secured Facility") and (b) a certain credit agreement, dated as of the same date, with Access, pursuant to which Access has agreed, subject to the terms and conditions set forth therein, to lend up to $10,000,000 in aggregate principal amount to the Company (the "Junior Secured Facility"). In order to induce Chase to serve as lead arranger, syndicator and book manager of the Senior Secured Facility and to induce Access to provide the Junior Secured Facility, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company is willing, and has agreed, to issue and sell the Warrants to the Initial Holders. This Agreement sets forth terms and conditions applicable to the Warrants.

          NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

1.1  Definitions.
     -----------

     As used in this Agreement, the following terms shall have the following meanings:

          "Affiliate" means, with respect to any specified Person, any other
           ---------
Person that directly or indirectly through one or more intermediaries Controls, is Controlled by or is under common Control with such Person.

          "Allocable Number" has the meaning given to such term in Section 4.2.
           ----------------

          "Amendment" means the amendment, dated as of June 22, 2000, to the
           ---------
Investors Rights Agreement, dated as of September 28, 1999, between the Company and certain investors listed therein (the "Investor Rights Agreement").
                                           -------------------------

          "Applicable Law" means all provisions of laws, statutes, ordinances,
           --------------
rules, regulations, permits, certificates or orders of any Governmental Authority applicable to the Person in question or any of its assets or property, and all judgments, injunctions, orders and decrees of all courts and arbitrators in proceedings or actions in which the Person in question is a party or by which any of its assets or properties are bound.

          "Assignment Form" means the assignment form attached as Annex C to a
           ---------------
Warrant.

          "Board" means the board of directors of the Company.
           -----

          "Business Day" means any day other than a Saturday, Sunday or a day on
           ------------
which banks are authorized or required to be closed in New York, New York,

provided, however, that any determination of a Business Day relating to a
--------  -------
securities conversion or other securities market means a Business Day on which such conversion or market is open for trading.

          "Closing Date" has the meaning given to such term in the Senior Credit
           ------------
Agreement.

          "Commission" means the Securities and Exchange Commission (or a
           ----------
successor thereto).

          "Common Stock" means (i) the Common Stock, $.0001 par value, of the
           ------------
Company, and (ii) any other class of capital stock of the Company hereafter authorized that is not limited to a fixed sum or percentage of par or stated or liquidation value with respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

          "Company" has the meaning given to such term in the Preamble.
           -------

          "Control" means, with respect to any Person, the possession, directly
           -------
or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

          "Conversion Form" means the conversion form attached as Annex B to a
           ---------------
Warrant.

          "Convertible Securities" has the meaning given to such term in Section
           ----------------------
5.3(b)(i).

          "Delivery Date" has the meaning given to such term in Section 4.3(a).
           -------------

          "Exercise Form" means the exercise form attached as Annex A to a
           -------------
Warrant.

          "Exercise Price" means $8.00 per Warrant Share, subject to adjustment
           --------------
from time to time in the manner provided in Article V.

          "Expiration Date" means June 30, 2007, or, in the case of the Initial
           ---------------
Holders, such later date as may be established pursuant to Section 4.3(h).

          "Expiration Time" means 5:00 p.m., Pacific time, on June 30, 2007, or,
           ---------------
in the case of the Initial Holders, on such later date as may be established pursuant to Section 4.3(h).

          "Fully Diluted Basis" means, with respect to the Common Stock at any
           -------------------
time of determination, the number of shares of Common Stock that would be issued and outstanding at such time, assuming full conversion, exercise and exchange of all issued and outstanding Convertible Securities and Options that shall be (or may become) convertible for, or exercisable or convertible into, Common Stock, including the Warrants, except that the number of shares of Common Stock outstanding on a Fully Diluted Basis shall not include the number of shares of Common Stock issuable upon exercise, conversion or exchange of Options or Convertible Securities that, at the time of determination, are Out of the Money.

          "GAAP" means generally accepted accounting principles in the United
           ----
States of America as in effect from time to time.

          "Governmental Authority" means any federal, state, municipal or other
           ----------------------
government, governmental department, or governmental or regulatory authority, commission, board, bureau, agency or instrumentality, or any court, in each case whether of the United States of America or any political subdivision thereof, or of any other country.

          "Holder" means with respect to any Warrant, the holder of such Warrant
           ------
as set forth in the Warrant Register.

          "Market Price" means, for any security as of any date of
           ------------
determination:

       (a) if such security is Publicly Traded as of the date of determination, the applicable price set forth below:

               (i) the highest average of its closing sale prices for any period of ten (10) consecutive Business Days during the 90 days immediately preceding the date of determination, provided, however, that with respect to each Business Day on which there was no actual closing sale price reported, then the closing sale price for such Business Day shall be conclusively deemed to be the average for such Business Day of the lowest asked and highest bid prices of such security quoted on all exchanges on which such security is listed, as published in the Pacific Edition of the Wall Street Journal, or
     -------------------

               (ii) if there have been no sales on any such exchange during such period, the highest average for any period of ten (10) consecutive Business Days during such 90 days of the average of the highest bid and lowest asked prices quoted on any exchanges on which such security is listed as published in the Pacific Edition of the Wall Street Journal at the end of
                                             -------------------
     each of such ten (10) Business Days if such exchanges are the primary securities markets for such security, provided that:

                    (A) if such security is not so listed during any Business Day during such 90 day period, the average for such day shall be the closing sales price on such Business Day quoted on the Nasdaq National Market or the Nasdaq Small-Cap Market, as applicable, or if there have been no sales on the Nasdaq National Market or the Nasdaq Small-Cap Market, as the case may be, on such Business Day, the average of the highest bid and lowest asked prices quoted on the Nasdaq National Market or the Nasdaq Small-Cap Market, as the case may be, and

                    (B) if on any Business Day during such period such security is neither listed on an exchange nor quoted in the Nasdaq National Market or Nasdaq Small-Cap Market, the average of the highest bid and lowest asked prices on such Business Day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization;

provided, that (1) for the purposes of any determination of the "Market Price" of any share of a security on any day after the "ex" date or any similar date for any dividend or distribution paid or to be paid with respect to such security, any price of such security on a day prior to such "ex" date or similar date shall be reduced by the fair market value of the per share amount of such dividend or distribution as determined in good faith by the Board of Directors of the Company, and (2) for the purposes of any determination of the "Market Price" of any security on any day after (i) the effective day of any subdivision (by stock split or otherwise) or combination (by reverse stock split or otherwise) of outstanding securities or (ii) the "ex" date or any similar date for any dividend or distribution with respect to such securities in shares of that security, any price of such security on a day prior to such effective date or "ex" date or similar date shall be appropriately adjusted to reflect such subdivision, combination, dividend or distribution, and (3) for the purposes of determining any adjustment to be made pursuant to Section 5.3 of this Agreement, "Market Price" shall mean

               (A) if such security is Publicly Traded and is then listed on a national securities exchange, the average of its closing prices on the ten (10) days prior to the date of determination on the principal national securities exchange on which the security is listed or admitted to trading as reported in the Pacific Edition of The Wall
                                                                    --------
          Street Journal;
          --------------

               (B) if such security is then quoted on the Nasdaq National Market, the average of its closing prices on the Nasdaq National Market for the ten (10) days prior to the date of determination as reported in the Pacific Edition of The Wall Street Journal;
                                             -----------------------

               (C) if such security is Publicly Traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the ten (10) days prior to the date of determination as reported in the Pacific Edition of The Wall Street Journal;
                                 -----------------------

       (b) if such security is not Publicly Traded as of the date of determination, (i) in the case of the Common Stock, the Market Value Per Share, determined in accordance with the Valuation Procedure, and (ii) in the case of any other security, the fair market value of one share or other applicable unit of such security, determined in accordance with the Valuation Procedure, except that if the Market Price of the Common Stock is being determined for purposes of
Section 4.3(c), such determination shall be made in good faith by the Board exercising reasonable business judgment, provided, however, that if the Holder disputes in writing the Market Value as so determined within thirty (30) days of being informed of such Market Value, the Market Value shall be determined by an independent appraiser, appointed in good faith by the Board; and

     (c) notwithstanding anything herein to the contrary, if the consideration received by the Company on a per share basis for the shares requiring such adjustment is less than the Exercise Price of the Warrants at the time such shares are issued or deemed to be issued, "Market Price" shall mean the Exercise Price as of the date of determination.

          "Market Value" means the highest price that would be paid for the
           ------------
entire common equity interest in the Company on a going-concern basis in a single arm's-length transaction between a willing buyer and a willing seller (neither acting under compulsion), using valuation techniques then prevailing in the securities industry and assuming full disclosure of all relevant information and a reasonable period of time for effectuating such sale. For the purposes of determining the Market Value, (i) the exercise price of Options to acquire Common Stock that are not Out of the Money shall be deemed to have been received by the Company and (ii) the liquidation preference or indebtedness, as the case may be, represented by Convertible Securities that are not Out of the Money shall be deemed to have been eliminated or cancelled.

          "Market Value Per Share" means the price per share of Common Stock
           ----------------------
obtained by dividing (A) the Market Value by (B) the number of shares of Common
                                          --
Stock outstanding (on a Fully Diluted Basis) at the time of determination.

          "Options" has the meaning given to such term in Section 5.3(b)(i).
           -------

          "Other Securities" means common stock equivalents determined in
           ----------------
accordance with GAAP.

          "Out of the Money" means, at any date of determination (a) in the case
           ----------------
of an Option, that the aggregate fair market value as of such date of the shares of Common Stock issuable upon the exercise of such Option is less than the aggregate exercise price payable upon such exercise and (b) in the case of a Convertible Security, that the quotient resulting from dividing the fair market value as of such date of such Convertible Security by the number of shares issuable as of such date upon conversion or exchange of such Convertible Security is greater than the fair market value of a share of Common Stock.

          "Person" shall be construed as broadly as possible and shall include
           ------
an individual or natural person, a partnership (including a limited liability partnership), a corporation, an association, joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a Governmental Authority.

          "Publicly Traded" means, with respect to any security, that such
           ---------------
security is (a) listed on a domestic securities exchange, (b) quoted on the Nasdaq National Market or the Nasdaq Small-Cap Market or (c) traded in the domestic over-the-counter market, which trades are reported by the National Quotation Bureau, Incorporated.

          "Registration Rights" means the registration rights described on
           -------------------
Exhibit A hereto.

          "Requisite Holders" means, as of any date of determination, Holders
           -----------------
holding Warrants or Warrant Shares representing at least a majority of the Warrant Shares (a) previously issued or (b) issuable upon exercise of Warrants then outstanding.

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Subsidiary" means, with respect to any Person, any other Person of
           ----------
which more than fifty percent (50%) of the shares of stock or other interests entitled to vote in the election of directors or comparable Persons performing similar functions (excluding shares or other interests entitled to vote only upon the failure to pay dividends thereon or other contingencies) are at the time owned or controlled, directly or indirectly through one or more Subsidiaries, by such Person.

          "Transfer" or "transfer" means any sale, transfer, assignment, or
           --------      --------
other disposition of any interest in, with or without consideration, any security, including any disposition of any security or of any interest therein which would constitute a sale thereof within the meaning of the Securities Act.

          "Valuation Procedure" means, with respect to the determination of any
           -------------------
amount or value required to be determined in accordance with such procedure (the "valuation amount"), a determination (which shall be final and binding on the
 ----------------
Company and the Holders) made (a) by agreement among the Company and the Requisite Holders within thirty (30) days following the event requiring such determination or (b) in the absence of such an agreement, by an Appraiser (as defined below) selected in accordance with the further provisions of this definition. If the Board and the Requisite Holders are unable to agree upon an acceptable Appraiser within ten (10) days after the date either party proposed that one be selected, the Appraiser will be selected by an arbitrator located in New York City, New York, selected by the American Arbitration Association (or if such organization ceases to exist, the arbitrator shall be chosen by a court of competent jurisdiction). The arbitrator shall select the Appraiser (within ten
(10) days of his appointment) from a list, jointly prepared by the Board and the Requisite Holders, of not more than six Appraisers of national standing in the United States, of which no more than three may be named by the Board and no more than three may be named by the Requisite Holders. The arbitrator may consider, within the ten-day period allotted, arguments from the parties regarding which Appraiser to choose, but the selection by the arbitrator shall be made in its sole discretion from the list of six. The Board and the Requisite Holders shall submit to the Appraiser their respective determinations of the valuation amount, and any supporting arguments and other data as they may desire, within ten (10) days of the appointment of the Appraiser, and the Appraiser shall as soon as practicable thereafter make its own determination of the valuation amount. The final valuation amount for purposes hereof shall be the average of the two valuation amounts closest together, as determined by the Appraiser, from among the valuation amounts submitted by the Board (the "Company's Valuation") and the
                                                   -------------------
Requisite Holders (the "Holders' Valuation") and the valuation amount calculated
                        ------------------
by the Appraiser.  The fees and expenses of the Appraiser and arbitrator (if any) used to determine the valuation amount shall be (i) paid by the Company if the Company's Valuation is not used to determine the average in the preceding sentence, (ii) paid by the Holders if the Holders' Valuation is not used to determine the average in the preceding sentence or (iii) borne equally by the Company and the Holders if the Company's Valuation and the Holders' Valuation are both used to determine the average in the preceding sentence. As used herein, "Appraiser" means (A) with respect to a determination of Market Value or
         ---------
the fair market value of any security, an investment banking firm and (B) with respect to a determination of other valuation required hereunder, a firm of the type generally considered to be qualified in making determinations of the type required.

          "Warrant" has the meaning given to such term in Section 3.1(a).
           -------

          "Warrant Register" has the meaning given to such term in Section
           ----------------
3.1(b).

          "Warrant Shares" means (a) the shares of Common Stock issued or
           --------------
issuable upon exercise of a Warrant in accordance with Section 4.1 or upon conversion of a Warrant in accordance with Section 4.2, (b) all other securities or other property issued or issuable upon any such exercise or conversion in accordance with this Agreement and (c) any securities of the Company distributed with respect to the securities referred to in the preceding clauses (a) and (b).

1.2  Accounting Terms and Determinations.
     -----------------------------------

       Except as otherwise may be expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Holders hereunder and under the Warrants shall be prepared, in accordance with GAAP. All calculations made for the purposes of determining compliance with the terms of this Agreement and the Warrants shall (except as otherwise may be expressly provided herein) be made by application of GAAP.

                                  ARTICLE II

     AUTHORIZATION AND ISSUANCE OF WARRANTS; RESERVATION OF WARRANT SHARES

2.1  Authorization and Issuance of Warrants.
     --------------------------------------

     The Company has authorized the issuance and sale of Warrants for 250,000 shares of Common Stock and 625,000 shares of Common Stock, respectively, to Chase and Access for an aggregate consideration of $2,500 and $6,250, respectively. Such consideration shall be payable in immediately available United States Dollars upon delivery of the Warrants, duly executed and dated, which delivery shall be on or prior to the Closing Date.

2.2  Reservation of Warrant Shares.
     -----------------------------

     The Company has authorized the issuance of such number of shares of Common Stock as shall be necessary to permit the Company to comply with its obligations, as of the date hereof, to issue Warrant Shares pursuant to the Warrants. The Company will at all times have authorized, and reserve and keep available, free from preemptive or similar rights, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon the exercise or conversion of each Warrant, the number of authorized but unissued Warrant Shares issuable upon exercise or conversion of all outstanding Warrants. The Company shall as promptly as necessary take all actions necessary to ensure that Warrant Shares shall be duly authorized and, when issued upon exercise or conversion of any Warrant in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale (except to the extent of any applicable provisions set forth in this Agreement, and in the Investor Rights Agreement, as amended from time to time) and free and clear of all preemptive or similar rights.

                                  ARTICLE III

               FORM; REGISTER; CONVERSION FOR WARRANTS; TRANSFER

3.1  Form of Warrant; Register.
     -------------------------

          (a)  Form.  Each Warrant issued hereunder shall be in the form of
               ----
Exhibit B (each, a "Warrant") and shall be executed on behalf of the Company by
                    -------
its Chairman or its Chief Executive Officer and by its Chief Financial Officer, its Treasurer or its Assistant Treasurer, except that a Warrant need not bear any legend appearing on the first page of such form from and after such time as all the restrictions to which such legend relates no longer apply. Upon initial issuance, each Warrant shall be dated as of the date of signature thereof by the Company.

          (b)  Register.  Each Warrant issued, converted or transferred
               --------
hereunder shall be registered in a warrant register (the "Warrant Register").
                                                          ----------------
The Warrant Register shall set forth the number of each Warrant, the name and address of the Holder thereof and the original number of Warrant Shares purchasable upon the exercise thereof. The Warrant Register will be maintained by the Company and will be available for inspection by any Holder at the principal office of the Company or such other location as the Company may designate to the Holders in the manner set forth in Section 7.1. The Company shall be entitled to treat the Holder of any Warrant as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other Person.

3.2  Exchange of Warrants for Warrants.
     ---------------------------------

          (a)  Exchange.  The Holder may exchange any Warrant or Warrants issued
               --------
hereunder for another Warrant or Warrants of like kind and tenor representing in the aggregate the right to purchase the same number of Warrant Shares that could be purchased pursuant to the Warrant or Warrants being so exchanged. In order to effect an exchange permitted by this Section 3.2, the Holder shall deliver to the Company such Warrant or Warrants, duly endorsed with signatures guaranteed, accompanied by a written request signed by the Holder thereof specifying the number and denominations of Warrants to be issued in such exchange and the names in which such Warrants are to be issued. As promptly as practicable but in any event within ten (10) Business Days of receipt of such a request, the Company shall, without charge, issue, register and deliver to the Holder thereof each Warrant to be issued in such exchange.

          (b)  Replacement.  Upon receipt of evidence reasonably satisfactory to
               -----------
the Company (an affidavit of the Holder being satisfactory) of the ownership and the loss, theft, destruction or mutilation of any Warrant, and in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company (if the Holder is a financial institution or other institutional investor, its own agreement being satisfactory) or, in the case of any such mutilation, upon surrender of such Warrant, the Company shall, without charge, issue register and deliver in lieu of such Warrant a new Warrant of like kind representing the same rights represented by and dated the date of such lost, stolen, destroyed or mutilated Warrant. Any such new Warrant shall constitute an original contractual obligation of the Company.

          (c)  Expenses.  The Company shall pay all expenses and taxes (other
               ---------
than any applicable income or similar taxes payable by a Holder of a Warrant) attributable to an exchange of a Warrant pursuant to this Section 3.2; provided,
                                                                       --------
however, that the Company shall not be required to pay any tax that may be
-------
payable in respect of any transfer involved in the issuance of any Warrant in a name other than that of the Holder of the Warrant being exchanged.

3.3  Transfer of Warrant.
     -------------------

     Each Warrant may be transferred, in whole or in part, to the extent permitted by applicable securities laws (including, without limitation, to an "accredited investor", as such term is defined in Rule 501(a) promulgated pursuant to the Securities Act), by the Holder thereof by delivery of such Warrant, accompanied by a properly completed, duly executed, Assignment Form, to the Company. As promptly as practicable but in any event within fifteen (15) Business Days of receipt of such duly executed Assignment Form, the Company shall, without charge, issue, register and deliver to the Holder thereof a new Warrant or Warrants of like kind and tenor representing in the aggregate the right to purchase the same number of Warrant Shares that could be purchased pursuant to the Warrant being transferred. In all cases of transfer by an attorney, the original power of attorney, duly approved, or a copy thereof, duly certified, shall be deposited and remain with the Company. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced and may be required to be deposited and remain with the Company in its discretion. The Company shall not be liable for complying with a request by a fiduciary or nominee of a fiduciary to register a transfer of any Warrant which is registered in the name of such fiduciary or nominee, unless made with the actual knowledge that such fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with knowledge of such facts that the Company's participation therein amounts to bad faith.

3.4  Transfer; Legends.
     -----------------

     Each Warrant and Warrant Share shall bear the legend borne by Exhibit B hereto until such time as the General Counsel of the Company has received a written opinion of counsel to the Holder of the Warrant, in form and substance satisfactory to the General Counsel of the Company, to the effect that the transfer restrictions to which the legend relates are no longer applicable.

                                  ARTICLE IV

              EXERCISE OF WARRANT; CONVERSION FOR WARRANT SHARES

4.1  Exercise of Warrants.
     --------------------

     Subject to compliance with applicable securities laws, on any Business Day on or prior to the Expiration Time, a Holder may exercise a Warrant, in whole or in part, by delivering to the Company such Warrant accompanied by a properly completed Exercise Form and a certified or bank check or wire transfer of same day funds in an aggregate amount equal to the product obtained by multiplying
(a) the Exercise Price times (b) the number of Warrant Shares being
                       -----
purchased. Any partial exercise of a Warrant shall be for a whole number of Warrant Shares only.

4.2  Conversion of Warrants.
     ----------------------

     (a) On any Business Day on or prior to the Expiration Time, a Holder may convert a Warrant, in whole or in part, into Warrant Shares by delivering to the Company such Warrant accompanied by a properly completed Conversion Form. The number of shares of Common Stock to be received by a Holder upon such conversion shall be equal to (a) the number of Warrant Shares allocable to the portion of the Warrant being converted (the "Allocable Number"), as specified by such
                                  ----------------
Holder in the Conversion Form less (b) the number of shares obtained by (i)
                              ----
multiplying the Allocable Number by the Exercise Price and (ii) dividing the product obtained in (i) by the Market Price as of the Delivery Date (as defined below). The Allocable Number need not be a whole number, but in the case of any partial conversion of a Warrant under this Section 4.2, the Allocable Number shall be determined so that the number of Warrant Shares to be issued in such conversion shall be a whole number only.

     (b) Immediately before the expiration of the Warrants, to the extent the Warrants have not previously been exercised and the Market Price of one share of the Warrant Shares issuable upon exercise of the Warrants is greater than the Exercise Price per share, the Warrants automatically shall be, and shall be deemed to have been, converted in accordance with Section 4.2(a) hereof (even if not surrendered) as of the Business Day immediately preceding their Expiration Date. To the extent the Warrants or any portion thereof are deemed converted pursuant to this Section 4.2(b), the Company shall notify the Holders, within ten (10) Business Days after the Expiration Date of the Warrants (or if the Warrant Shares are not Publicly Traded on the Business Day immediately preceding their Expiration Date, within ten (10) Business Days after the determination of the Valuation Amount of the Warrant Shares pursuant to the Valuation Procedure), of the number of Warrant Shares the Holder is to receive by reason of such automatic conversion, provided, however, that in no case may any voting securities to be issued to the Initial Holders upon such conversion, when aggregated with any other voting securities of the Company held by the Initial Holders or their Affiliates, exceed 5% of the class of such securities on an undiluted basis, if holdings in excess of 5% would, in the reasonable opinion of the Initial Holders, give rise to a regulatory problem. If the Warrant Shares otherwise issuable to the Initial Holders upon such automatic conversion would cause the aggregate number of voting securities held by the Initial Holders and their Affiliates to exceed 5% of the class of such securities and to give rise to a regulatory problem, (i) the number of voting securities to be so issued shall be the number (the "Automatic Conversion Number") obtained by subtracting
                          ---------------------------
the aggregate amount of voting securities of the Company otherwise held by the Initial Holders and their Affiliates from the number constituting 5% of the then issued and outstanding shares of such voting securities, and (ii) the Company shall use its best efforts to amend its articles of incorporation, on or prior to the thirtieth Business Day following the Expiration Date of the Warrants (or if the number of Warrant Shares has been determined by the Valuation Procedure, on or prior to the thirtieth Business Day following the completion of the Valuation Procedure), to provide for a class of non-voting security which, but for the absence of voting rights, shall have the same dividend, liquidation and other rights and privileges as the Warrant Shares. Within five Business Days of the acceptance and filing of such amendment by the Secretary of State for the state in which the Company is then incorporated, the Company shall issue to the Initial Holders a certificate for the number of such nonvoting securities obtained by subtracting the Automatic Conversion Number from the Warrant Shares. The Company shall issue to the Holders certificates for the Warrant Shares issued upon automatic conversion in accordance with Section 4.3, although the Company may condition receipt of the certificate upon surrender of the Warrants to the Company.

4.3  Issuance of Common Stock.
     ------------------------

          (a)  Issuance of Common Stock.  As promptly as practicable but in any
               ------------------------
event within ten (10) Business Days following the delivery date (the "Delivery
                                                                      --------
Date") of (i) an Exercise Form or Conversion Form in accordance with Section 4.1
----
or 4.2, (ii) the related Warrant and (iii) in the case of Section 4.1, any required payment of the Exercise Price, the Company shall, without charge, but subject to Section 4.3(b), (c), (f), and (h) hereof, issue, register and deliver one or more stock certificates representing the aggregate number of shares of Common Stock to which the Holder of such Warrant is entitled and, upon compliance with the applicable provisions of this Agreement, transfer to such Holder appropriate evidence of ownership of other securities or property (including any cash) to which such Holder is entitled, in such denominations, and registered or otherwise placed in, or payable to the order of, such name or names, as may be directed in writing by such Holder. The Company shall deliver such stock certificates, evidence of ownership and any other securities or property (including any cash) to the Person or Persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share (or fractional interest in any other security), as hereinafter provided.

          (b)  Partial Exercise or Conversion.  If a Holder shall exercise or
               ------------------------------
convert a Warrant for less than all of the Warrant Shares that could be purchased or received thereunder, the Company shall issue, register and deliver to the Holder, as promptly as practicable but in any event within ten (10) Business Days of the Delivery Date, a new Warrant evidencing the right to purchase the remaining Warrant Shares. In the case of a conversion pursuant to
Section 4.2(a), the number of remaining Warrant Shares shall be the original number of Warrant Shares subject to the Warrant so converted reduced by the Allocable Number. Each Warrant surrendered pursuant to Section 4.1 or 4.2 shall be cancelled.

          (c)  Fractional Shares.  The Company shall not be required to issue
               -----------------
fractional shares of Common Stock or fractional units of any other security upon the exercise or conversion of a Warrant. If any fraction of a share of Common Stock or fractional unit of any other security would be issuable on the exercise or conversion of any Warrant, the Company may, in lieu of issuing such fractional share or unit, pay to such Holder for any such fraction an amount in cash equal to the product obtained by multiplying (i) such fraction times (ii)
                                                                    -----
the Market Price for the Common Stock or for a unit of such other security, as the case may be, as of the Delivery Date.

          (d)  Expenses.  The Company shall pay all expenses and taxes (other
               --------
than any applicable income or similar taxes payable by a Holder of a Warrant) attributable to the initial issuance of Warrant Shares upon the exercise or conversion of a Warrant; provided, however, that the Company shall not be
                         --------  -------
required to pay any tax that may be payable in respect of any transfer involved in the issuance of any Warrant Shares or any certificate for, or any other evidence of ownership of, Warrant Shares in a name other than that of the Holder of the Warrant being exercised or converted.

     (e)  Record Ownership. To the extent permitted by Applicable Law, the
          ----------------
Person in whose name any certificate for shares of Common Stock or other evidence of ownership of any other security is issued upon exercise or conversion of a Warrant shall for all purposes be deemed to have become the holder of record of such shares or other security on the Delivery Date, irrespective of the date of delivery of such certificate or other evidence of ownership (subject, in the case of any exercise to which Section 4.3(g) applies, to the consummation of a transaction upon which such exercise is conditioned), notwithstanding that the transfer books of the Company shall then be closed or that such certificates or other evidence of ownership shall not then actually have been delivered to such Person.

     (f)  Approvals. If any securities constituting Warrant Shares or any
          ---------
portion thereof to be issued upon exercise or conversion of a Warrant require registration or approval under any Applicable Law or require listing on any national securities conversion or quotation systems before such securities may be so issued, the Company will as expeditiously as possible cause such securities to be registered, approved or listed, as applicable, in accordance with the Investor Rights Agreement, as amended from time to time.

     (g)  Conditional Exercise or Conversion. Any Exercise Form or Conversion
          ----------------------------------
Form delivered under Section 4.1 or 4.2(a) may condition the exercise or conversion of any Warrant on the consummation of a transaction being undertaken by the Company or the Holder of such Warrant, and such exercise or conversion shall not be deemed to have occurred except concurrently with the consummation of such transaction, except that, for purposes of determining whether such exercise or conversion is timely it shall be deemed to have occurred on the Delivery Date. If any exercise of a Warrant is so conditioned, then, subject to delivery of the items required by Section 4.3(a) and compliance with the other terms hereof, the Company shall deliver the certificates and other evidence of ownership of other securities or other property in such manner as such Holder shall direct as required in connection with the consummation of the transaction upon which the exercise is conditioned. At any time that such Holder shall give notice to the Company that such transaction has been abandoned or such Holder has withdrawn from participation in such transaction, the Company shall return the items delivered pursuant to Section 4.3(a), and such Holder's election to exercise such Warrant shall be deemed rescinded.

     (h)  Regulatory Problem. No Holder shall exercise or convert any Warrant
          ------------------
for Warrant Shares if, after giving effect to such exercise or conversion, such exercise or conversion would cause such Holder and its Affiliates to hold 5% or more of any class of voting securities of the Company and such holdings, in the reasonable opinion of a Holder, would give rise to a regulatory problem for the Holder. In such event: (A) the limitations of this Section 4.3(h) shall apply to the aggregate voting interests in the Company held by such Holders and their Affiliates and each shall be entitled to vote its pro rata portion of 4.9% of the class of securities entitled to vote; (B) the Company shall use its best efforts to establish a class of non-voting securities as described in Section 4.2(b)(ii) and (C) the Expiration Date of the Warrants held by the Initial Holders shall be the later of their original Expiration Date or 30 days after the Company satisfies its obligations pursuant to clause (B) and notifies the Initial Holders of its having done so.

                                   ARTICLE V

                   ADJUSTMENT OF EXERCISE PRICE AND SHARES.

5.1  General.
     -------

     The Exercise Price and the number and kind of Warrant Shares issuable upon exercise or conversion of each Warrant shall be subject to adjustment from time to time in accordance with this Article V.

5.2  Stock Dividends, Subdivisions and Combinations.
     ----------------------------------------------

     If, at any time after the Closing Date, the Company shall:

               (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock; or

               (ii) subdivide, split or reclassify its outstanding shares of Common Stock into a larger number of shares of Common Stock; or

               (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock;

then (A) the number of Warrant Shares issuable upon exercise or conversion of each Warrant shall be adjusted so as to equal the number of Warrant Shares that the Holder of such Warrant would have held immediately after the occurrence of such event if the Holder had exercised or converted such Warrant immediately prior to the occurrence of such event and (B) the Exercise Price shall be adjusted to be equal to (x) the Exercise Price immediately prior to the occurrence of such event multiplied by (y) a fraction (1) the numerator of which
                         -------------
is the number of Warrant Shares issuable upon exercise or conversion of the Warrant immediately prior to the adjustment in clause (A) and (2) the denominator of which is the number of Warrant Shares issuable upon exercise or conversion of the Warrant immediately after the adjustment in clause (A). An adjustment made pursuant to this Section 5.2 shall become effective immediately after the occurrence of such event retroactive to the record date, if any, for such event.

5.3  Issuance of Common Stock.
     ------------------------

          (a)  General. If, at any time after the Closing Date, the Company
               -------
shall issue or sell (or, in accordance with Section 5.3(b), shall be deemed to have issued or sold) any shares of Common Stock (other than any issuance for which an adjustment is made pursuant to Section 5.2 or 5.5) without consideration or for a consideration per share less than the Market Price for the Common Stock determined as of the date of such issuance or sale, then, effective immediately upon such issuance or sale, the Exercise Price and the number of Warrant Shares issuable upon exercise or conversion of each Warrant shall be adjusted as follows:

               (i) The Exercise Price shall be reduced to the amount obtained by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, (A) the numerator of which shall be the sum of (x) the amount obtained by multiplying the number of shares of Common Stock outstanding immediately prior to such issuance or sale by the Market Price for the Common Stock as of the date of such issuance or sale and (y) the consideration, if any, received by the Company upon such issuance or sale, and (B) the denominator of which shall be the amount obtained by multiplying the number of shares of Common Stock outstanding immediately after such issuance or sale by such Market Price.

               (ii) The number of Warrant Shares issuable upon exercise or conversion of such Warrant shall be increased to the number of shares obtained by multiplying the number of Warrant Shares issuable upon exercise of such Warrant immediately prior to such issuance or sale by a fraction,
     (A) the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment in clause (i) of this Section 5.3(a), and (B) the denominator of which shall be the Exercise Price in effect immediately after such adjustment, provided, however, that this Section 5.3(a) shall not apply to the issuance and sale of up to 800,000 shares of Common Stock or Preferred Stock (and/or options or warrants therefor) approved by the Board and issued or issuable to parties providing the Company with equipment leases, real property leases, loans, credit lines, guarantees of indebtedness, cash price reductions or similar financing, such number of shares being subject to proportional adjustment to reflect subdivisions, combinations and stock dividends affecting the number of outstanding shares of such stock.

          (b)  Issuance of Options or Convertible Securities. The issuance or
               ---------------------------------------------
sale of Options or Convertible Securities shall be deemed, in accordance with this Section 5.3(b), to be the issuance of Common Stock.

               (i)    Definitions. For the purposes of this Section 5.3(b), the
                      -----------
     term "Options" means any warrants, options or other rights to subscribe for
           -------
     or to purchase (A) Common Stock or (B) Convertible Securities, and the term "Convertible Securities" means any capital stock, evidence of indebtedness
      ----------------------
     or other securities or rights directly or indirectly convertible into or converted for Common Stock.

               (ii) Issuance of Options. If the Company in any manner issues or grants any Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options (or upon conversion or exchange of the total maximum amount of Convertible Securities issuable upon the exercise of such Options) shall be deemed, for purposes of Section 5.3(a), to be outstanding and to have been issued and sold by the Company. For purposes of Section 5.3(a), the Common Stock issuable upon exercise of Options or upon conversion or exchange of Convertible Securities issuable upon exercise of Options for Convertible Securities shall be deemed to have been issued and sold at a price per share equal to (A) the sum of (x) the total amount, if any, received or receivable by the Company as consideration for the issuance or granting of such Options plus (y) the
                                                                ----
     minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options plus (z) in the case of such Options
                                           ----
     for Convertible

     Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon issuance or sale of such Convertible Securities and the conversion or exchange thereof divided by (B) the total maximum number of
                                    ----------
     shares of Common Stock issuable upon exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options.


          (iii)  Issuance of Convertible Securities. If the Company in any
                 ----------------------------------
manner issues or sells any Convertible Securities, then the maximum number of shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities shall be deemed, for purposes of Section 5.3(a) to be outstanding and to have been issued and sold by the Company. For purposes of
Section 5.3(a), the Common Stock issuable upon conversion or exchange of Convertible Securities shall be deemed to have been issued and sold at a price per share equal to (A) the sum of (x) the total amount received or receivable by the Company as consideration for the issuance or sale of such Convertible Securities plus (y) the minimum aggregate amount of additional consideration, if
           ----
any, payable to the Company upon the conversion or exchange thereof divided by
                                                                    ----------
(B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities.

          (iv) Superseding Adjustment. To the extent the Warrants have not been exercised, if, at any time after any adjustment of the Exercise Price and the number of Warrant Shares issuable upon exercise of the Warrants shall have been made pursuant to Section 5.3(a) as a result of the issuance of Options or Convertible Securities, or after any new adjustment of the Exercise Price and the number of Warrant Shares shall have been made pursuant to this Section 5.3(b)(iv) (each of the foregoing, a "previous adjustment"):
                                      -------- ----------

                 (A) such Options or the right of conversion or exchange of such Convertible Securities shall expire, or be terminated or surrendered, and all or a portion of such Options or the right of conversion or exchange with respect to all or a portion of such Convertible Securities, as the case may be, shall not have been exercised or treated as having been exercised or otherwise canceled or acquired by the Company in connection with any settlement, including any cash settlement, of such Options or the rights of conversion or exchange of such Convertible Securities; or

                 (B) there has been any change in the number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (including as a result of a change in the number of Convertible Securities issuable upon the exercise of such Options or the operation of antidilution provisions applicable thereto); or

                 (C) the consideration per share for which shares of Common Stock are issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities, or the maturity of such Convertible Securities, shall be changed;

     then the previous adjustment shall be rescinded and annulled and the shares of Common Stock which were deemed to have been issued and that gave rise to the previous adjustment shall no longer be deemed to have been issued. Thereupon, a recomputation shall be made of the adjustment, if any, of the Exercise Price and the number of Warrant Shares issuable upon exercise of the Warrants as a consequence of such Options or Convertible Securities on the basis of:

                    (D) treating the number of shares of Common Stock, if any, theretofore actually issued or issuable pursuant to the previous exercise of such Options or such right of conversion or exchange (including Options or rights treated as exercised, otherwise cancelled or acquired in connection with any settlement), as having been issued on the date or dates of such issuance as determined for purposes of the previous adjustment and for the total amount of consideration actually received and receivable therefor (determined in the manner described in Section 5.3(b)(ii) or (iii), as the case may be);

                    (E)  treating the maximum number of shares of Common Stock
          (1) issuable upon the exercise (or upon the conversion or exchange of Convertible Securities issuable upon the exercise) of all Options which then remain outstanding and (2) issuable upon the conversion or exchange of all Convertible Securities which then remain outstanding, as having been issued; and

                    (F) making the computations called for in Section 5.3(a) hereof on the basis of the revised terms of such outstanding Options or Convertible Securities, as the case may be, as if they were newly issued at the time of such revision.

Any such adjustment of the Exercise Price and the number of Warrant Shares issuable upon exercise or conversion of the Warrants resulting from such recomputation shall supersede the previous adjustment.

               (v)  No Further Adjustments. Any adjustment of the Exercise Price
                    ----------------------
     or the number of Warrant Shares issuable upon the exercise or conversion of Warrants to be made pursuant to this Section 5.3 with respect to the issuance of (A) any Options (whether for Common Stock or Convertible Securities), (B) any Convertible Securities issuable upon the exercise of such Options or (C) any shares of Common Stock issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities shall be made effective upon the issuance of such Options. Any adjustment of the Exercise Price or the number of Warrant Shares issuable upon the exercise or conversion of Warrants to be made pursuant to this
     Section 5.3 with respect to the issuance of (x) any Convertible Securities (other than Convertible Securities issuable upon the exercise of Options) or (y) any shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities shall be made effective upon the issuance of such Convertible Securities. No further adjustment of the Exercise Price or the number of Warrant Shares issuable upon the exercise of Warrants shall be made upon the actual issuance of Common Stock or of Convertible Securities upon the exercise of such Options or upon the actual issuance of Common Stock upon conversion or exchange of such Convertible Securities.

5.4  Distribution of Equity Securities.
     ---------------------------------

     If, at any time after date hereof, the Company shall distribute any of its equity securities or rights to acquire equity securities (other than Common Stock or Options) to holders of Common Stock on a pro rata basis, then the Company shall cause effective provision to be made so that, effective as of the effective date of such event retroactive to the record date, if any, of such event, each Warrant shall, upon the basis and upon the terms and conditions specified in such Warrant, in addition to the Warrant Shares immediately theretofore purchasable and receivable upon the exercise or conversion of such Warrant, be exercisable for the kind and number of shares or other units of equity securities or rights to acquire equity securities to which a holder of the number of Warrant Shares issuable upon exercise of such Warrant would have been entitled had such Warrant been exercised immediately prior to the record date of such event. In any such case, if necessary, the provisions of this Agreement and the Warrants with respect to the rights and interests thereafter of the Holders of the Warrants shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares or other units of equity securities or rights to acquire equity securities thereafter deliverable upon the exercise or conversion of the Warrants.

5.5  Capital Reorganization, Capital Reclassifications, Merger, Etc.
     --------------------------------------------------------------

     If, at any time after the date hereof, there shall be (i) any capital reorganization or any reclassification of the capital stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares to which Section 5.2 applies or any distribution to which Section 5.4 applies), (ii) any consolidation, merger or business combination of the Company with another Person or (iii) any sale or conveyance by the Company of all or substantially all of its assets or property to, another Person, then in each case the transaction shall be effected in such a way that holders of the shares of Common Stock shall be entitled to receive stock, securities or assets (including, without limitation, cash) with respect to or in conversion for the shares of the Common Stock and the Company shall cause effective provision to be made so that each Warrant shall, upon the basis and upon the terms and conditions specified in this Agreement in lieu of the Warrant Shares immediately theretofore purchasable and receivable upon the exercise of a Warrant, effective as of the effective date of such event retroactive to the record date, if any, of such event, be exercisable for the kind and number of shares of stock, other securities, cash or other property to which a holder of the number of Warrant Shares issuable upon exercise of such Warrant would have been entitled upon such event. In any such case, if necessary, the provisions of this Agreement and the Warrants with respect to the rights and interests thereafter of the Holders of the Warrants shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock, other securities, cash or other property thereafter deliverable upon the exercise or conversion of the Warrants, and the provisions of this Section 5.5 shall similarly apply to successive reorganizations, reclassifications, consolidating mergers, business combinations or sales or conveyances.

5.6  Other Actions Affecting Common Stock.
     ------------------------------------

          (a) Equitable Equivalent. If at any time or from time to time the Company shall take any action affecting its Common Stock, other than any action of a type otherwise described in this Article V (whether or not such action of a type otherwise described in this Article V results in an adjustment to the Warrants), then the number of Warrant Shares issuable upon exercise or conversion of each Warrant shall be adjusted to such extent, if any, and in such manner and at such time, as the Board shall in good faith determine to be equitable in the circumstances, provided that no such adjustment shall decrease the number of Warrant Shares issuable upon exercise or conversion of such Warrant and provided, further, that no adjustment shall be required for any cash dividends paid out of retained earnings.

          (b) No Avoidance. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company; provided that the Company shall not be deemed to be avoiding
                  --------
     or seeking to avoid observance or performance if any action otherwise in compliance with this Agreement is structured so as to avoid the need for, or to minimize the extent of, any adjustment under this Article V. The Company shall at all times in good faith assist in the carrying out of all the provisions of this Article V and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holders against impairment.

5.7  Miscellaneous.
     -------------

          (a)  Calculation of Consideration Received. If any Common Stock,
               -------------------------------------
Options, Convertible Securities or Other Securities are issued or sold or deemed to have been issued or sold for cash, then the consideration received therefor shall be deemed to be the net amount received by the Company therefor. If any Common Stock, Options, Convertible Securities or Other Securities are issued or sold for consideration other than cash, then the amount of the consideration other than cash received by the Company shall be the fair market value of such consideration, as of the date of receipt, determined in accordance with the Valuation Procedure.

          (b)  Treasury Shares. The number of shares of Common Stock outstanding
               ---------------
at any given time does not include shares owned or held by or for the account of the Company or any Subsidiary, and the disposition of any shares so owned or held shall be considered an issuance of Common Stock.

          (c)  Record Date. If the Company takes a record of the holders of
               -----------
Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or
(B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be. If the Company shall take any such record of the holders of its Common Stock and shall, thereafter and before the taking of the action for which such record was taken, legally abandon its plan to take much action, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

          (d)  Deferral of Issuance. In any case in which this Article V shall
               --------------------
require that any adjustment in the number of Warrant Shares purchasable or otherwise receivable hereunder or in the Exercise Price be made effective as of immediately after a record date for a specified event, the Company may elect to defer, until the occurrence of such event, the issuing to the Holder of any Warrant exercised or converted after such record date of the shares of Common Stock and other capital stock of the Company, if any, issuable upon such exercise or conversion over and above the number of shares of Common Stock and other capital stock of the Company, if any, that would have been issuable upon such exercise or conversion on the basis of the Exercise Price in effect prior to such adjustment. In such case, the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

          (e)  Notice; Adjustment Rules. Whenever the Exercise Price and the
               ------------------------
number of Warrant Shares shall be adjusted as provided in this Article V, the Company shall provide to each Holder a statement, signed by the Chairman, the President or the Chief Financial Officer of the Company, describing in detail the facts requiring such adjustment and setting forth a calculation of the Exercise Price and the number of Warrant Shares applicable to each Warrant after giving effect to such adjustment. All calculations under this Article V shall be made to the nearest one hundredth of a cent ($.0001) or to the nearest one-tenth of a share, as the case may be. Adjustments pursuant to this Article V shall apply to successive events or transactions of the types covered thereby. Notwithstanding any other provision of this Article V, no adjustment shall be made to the number of shares of Common Stock or to the Exercise Price if such adjustment represents less than 1% of the number of shares previously required to be so delivered, but any lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to 1% or more of the number of shares to be so delivered.

          (f)  Certain Adjustments. The Company may make such reductions in the
               -------------------
Exercise Price or increase in the number of Warrant Shares to be received by any Holder upon the exercise or conversion of a Warrant, in addition to those adjustments required by this Article V, as it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Common Stock, or any issuance wholly for cash of any shares of Common Stock, or any issuance wholly for cash of shares of Common Stock or Convertible Securities, or any stock dividend, or any issuance of Options hereinafter made by the Company to the holders of its Common Stock shall not be taxable to such holders.

          (g)  Excluded Issuances. Notwithstanding any other provision of this
               ------------------
Article V, no adjustment shall be made pursuant to Section 5.3 or 5.5 in respect of (i) the issuance of Common Stock in an underwritten public offering that is registered with the Commission, (ii) the issuance from time to time of shares of Common Stock upon the exercise or conversion of any of the Warrants, (iii) the issuance of Common Stock or Options in any merger, share conversion, consolidation, liquidation or other business combination required to be approved and actually approved by the requisite vote (being not less than a majority based on voting power) of the shareholders of the Company and (iv) securities issued upon exercise of conversion or exchange rights, options or subscription calls, warrants, commitments or claims, provided that the foregoing are issued and outstanding on the date hereof and are listed on Schedule II hereto.

          (h)  Par Value. The Company shall not increase the par value of any
               ---------
shares of Common Stock or other securities issuable upon the exercise or conversion of the Warrants to an amount that exceeds the Exercise Price. Before taking any action that would cause an adjustment pursuant to this Article V that would reduce the Exercise Price below the par value per share of the Common Stock, the Company shall be required to take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

                                  ARTICLE VI

                           COVENANTS OF THE COMPANY

6.1  Notices of Certain Actions.
     --------------------------

     In the event that the Company:

          (a) shall authorize issuance to all holders of Common Stock of rights or warrants to subscribe for or purchase capital stock of the Company or of any other subscription rights or warrants; or

          (b) shall authorize a dividend or other distribution to all holders of Common Stock of its indebtedness, cash or other property or assets; or

          (c) becomes a party to any consolidation or merger for which approval of any shareholders of the Company will be required, or to a conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any capital reorganization or reclassification or change of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination); or

          (d) commences a voluntary or involuntary dissolution, liquidation or winding up; or

          (e) takes any other action which would require an adjustment pursuant to Article V;

then the Company shall provide a written notice to each Holder stating (i) the date as of which the holders of record of Common Stock to be entitled to receive any such rights, warrants or distribution are to be determined, (ii) the material terms of any such consolidation or merger and the expected effective date thereof, or (iii) the material terms of any such conveyance, transfer, dissolution, liquidation or winding up, the date it is expected to become effective, and the date as of which it is expected that holders of record of Common Stock will be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, conveyance, transfer, dissolution, liquidation or winding up. Such notice shall be given not later than seven (7) Business Days prior to the effective date (or the applicable record date, if earlier) of such event. The failure to give the notice required by this Section 6.1 or any defect therein shall not affect the legality or validity of any distribution, right, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

6.2  Merger or Consolidation of the Company.
     --------------------------------------

     The Company will not merge or consolidate with or into, or sell, transfer or lease all or substantially all of its property (and such sale or transfer of property shall not be effected in such a way that holders of the shares of Common Stock shall be entitled to receive stock, securities or assets (including, without limitation, cash) with respect to or in conversion for shares of the Common Stock) to any other entity unless the successor or purchasing entity expressly assumes, by supplemental agreement reasonably satisfactory in form and substance to each Holder, the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company; provided, however, that
                                                       --------  -------
the initial obligation of such successor with respect to the exercise or conversion of Warrants shall be only as set forth in Section 5.5, and provided, further, that if the successor or purchasing entity, as the case may be (if not the Company), is not organized under the laws of the United States of America or any state or political subdivision thereof and the Common Stock in such transaction is converted into the right to receive securities of such entity, such securities of such entity shall be marketable and freely tradable.

                                  ARTICLE VII

                                 MISCELLANEOUS

7.1  Notices.
     -------

     All notices, demands and requests of any kind to be delivered to any party hereto in connection with this Agreement shall be in writing (i) delivered personally, (ii) sent by nationally-recognized overnight courier, (iii) sent by first class, registered or certified mail, return receipt requested or (iv) sent by facsimile, in each case to such party at its address as follows:

          (a)  if to the Company, to:
               Lexar Media, Inc.
               47421 Bayside Parkway
               Fremont, CA 94538
               Attention:  Ron Bissinger
                           Vice President and Chief Financial Officer
               Telephone No.:  (510) 580-7346
               Telecopier No.: (510) 580-0479

               with a copy to:

               Fenwick & West LLP
               Two Palo Alto Square
               Palo Alto, CA 94306
               Attention:  Blake Stafford
               Telephone No.:  (650) 494-0600
               Telecopier No.: (650) 494-1417

          (b)  if to any Holder, to such Holder's address as set forth on
Schedule I hereto.

Any notice, demand or request so delivered shall constitute valid notice under this Agreement and shall be deemed to have been received (i) on the day of actual delivery in the case of personal delivery, if delivered on a Business Day (otherwise on the next Business Day), (ii) on the next Business Day after the date when sent in the case of delivery by nationally-recognized overnight courier, (iii) on the fifth Business Day after the date of deposit in the U.S. mail in the case of mailing or (iv) upon receipt in the case of a facsimile transmission. Any party hereto may from time to time by notice in writing served upon the other as aforesaid designate a different mailing address or a different Person to which all such notices, demands or requests thereafter are to be addressed.

7.2  No Voting Rights; Limitations of Liability.
     ------------------------------------------

     No Warrant shall entitle the Holder thereof to any rights as a shareholder of the Company, as such, including, without limitation, voting rights, the right to call meetings, consent or receive notices as a shareholder in respect of any meeting or to the benefit of any fiduciary duty owed to a shareholder of the Company as such, all of which rights and duties are expressly disclaimed and waived by the Holder. No dividends are payable or will accrue on the Warrants or the Warrant Shares until, and except to the extent that, the Warrants are exercised or converted. No provision hereof, in the absence of affirmative action by the Holder to purchase or otherwise acquire Warrant Shares, and no enumeration herein of the rights or privileges of the Holder shall give rise to any liability of such Holder for the Exercise Price of Warrant Shares acquirable by exercise of the Warrant or as a shareholder of the Company.

7.3  Amendments and Waivers.
     ----------------------

          (a)  Written Document. Any provision of this Agreement may be amended
               ----------------
or waived, but only pursuant to a written agreement signed by the Company and the Requisite Holders, provided that no such amendment or modification shall without the written consent of each Holder affected thereby (i) shorten the Expiration Date of any Warrant, (ii) increase the Exercise Price of any Warrant,
(iii) change any of the provisions of this Section 7.3(a) or the definition of "Requisite Holders" or any other provision hereof specifying the number or percentage of Holders required to waive, amend, or modify any rights hereunder or make any determination or grant any consent hereunder or otherwise act with respect to this Agreement or any Warrants or (iv) increase the obligations of any Holder or otherwise disproportionately adversely affect the rights and benefits of any Holder under this Agreement.

          (b)  No Waiver; Cumulative Remedies. No failure on the part of any
               -------------------------------
Holder to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement, the Warrants or the Registration Rights shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement, the Warrant or the Registration Rights preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

     7.4  Remedies.
          --------

               (a) Each Holder shall have all rights and remedies reserved for such Holder pursuant to this Agreement and all rights and remedies which such Holder has been granted at any time under any other agreement or contract and all of the rights which such Holder has under any law or equity. Any Person having any rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law or equity.

               (b) The parties hereto agree that if any parties seek to resolve any dispute arising under this Agreement pursuant to a legal proceeding, the prevailing parties to such proceeding shall be entitled to receive reasonable fees and expenses (including reasonable attorneys' fees and expenses) incurred in connection with such proceedings.

               (c) It is acknowledged that it will be impossible to measure in money the damages that would be suffered by any party hereto if any Person also party hereto fails to comply with any of the obligations imposed on it in this Agreement and that in the event of any such failure, the aggrieved party will be irreparably damaged and will not have an adequate remedy at law. Any such aggrieved party shall, therefore, be entitled to injunctive relief, including specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

     7.5  Binding Effect.
          --------------

            This Agreement shall be binding upon and inure to the benefit of the Company, each Holder and their respective successors and permitted assigns.

     7.6  Counterparts.
          ------------

            This Agreement may be executed in two or more counterparts each of which shall constitute an original but all of which when taken together shall constitute but one agreement.

     7.7  GOVERNING LAW.
          -------------

            THIS AGREEMENT AND EACH WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS).

     7.8  Benefits of this Agreement.

            Nothing in this Agreement shall be construed to give to any Person other than the Company and each Holder of a Warrant or a Warrant Share any legal or equitable right, remedy or claim hereunder.

     7.9  Headings.

            Section headings in this Agreement have been inserted for convenience of reference only and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

                                 *   *   *   *

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their authorized officers, all as of the date and year first above written.

                                   LEXAR MEDIA, INC.

                                   By:________________________________________
                                      Name:
                                      Title:

                                   ACCESS TECHNOLOGY PARTNERS, L.P.

                                   By:__________________, its general partner

                                   By:________________________________________
                                      Name:
                                      Title:  General Partner

                                   CHASE SECURITIES INC.

                                   By:________________________________________
                                      Name:
                                      Title:

                                  SCHEDULE I
                                  ----------

                                                       NUMBER OF
                      INVESTOR                      WARRANT SHARES
         ----------------------------------------------------------
          ACCESS TECHNOLOGY PARTNERS, L.P.              625,000
          One Bush Street, Suite 1380
          San Francisco, California  94104
          Attention:  Shannon Horton
          Telephone:  (415) 371-4281
          Telecopier:  (415) 371-4340

          with a copy to:

          Chase Capital Partners
          One Bush Street
          San Francisco, California 94104

          Attention:  Andrew Kahn
          Telephone:  (415) 371-3664
          Telecopier:  (415) 371-3818
         ----------------------------------------------------------
          CHASE SECURITIES INC.                         250,000
          270 Park Avenue
          New York, New York 10017
          Attention:
          Telephone:
          Telecopier:

          with a copy to:

          Patricia S. Skigen, Esq.
          The Chase Manhattan Bank
          270 Park Avenue, 40th Floor
          New York, New York 10017
          Telephone:  (212) 270-2430
          Telecopier:  (212) 270-7473
         ----------------------------------------------------------
         ----------------------------------------------------------

                                   EXHIBIT A

                              Registration Rights
                              -------------------


Registration Rights shall be (a) the same, mutatis mutandi, as those currently held by the holders of the Series E Preferred Stock of the Company pursuant to the Investor Rights Agreement as amended from time to time and (b) such additional rights, if any, as may hereafter be provided to such holders, provided, however, that the Holders shall have executed counterpart signature pages to the Amendment and become parties to, and be bound by, the Investors Rights Agreement as amended by the Amendment.

                                                                       EXHIBIT B
                                                                       ---------

     THIS WARRANT AND THE WARRANT SHARES FOR WHICH IT MAY BE EXERCISED (COLLECTIVELY, "THE SECURITIES") HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE WARRANT AGREEMENT DATED AS OF JUNE 26, 2000, AMONG THE ISSUER HEREOF AND CERTAIN OTHER SIGNATORIES THERETO, AND NO TRANSFER OF THESE SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. THE ISSUER OF THE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR SALE IS IN COMPLIANCE WITH THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS. UPON THE FULFILLMENT OF CERTAIN OF SUCH CONDITIONS, THE ISSUER HEREOF HAS AGREED TO DELIVER TO THE HOLDER HEREOF A NEW CERTIFICATE, NOT BEARING THIS LEGEND, FOR THE SECURITIES REPRESENTED HEREBY REGISTERED IN THE NAME OF THE HOLDER HEREOF. COPIES OF THE WARRANT AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

     INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

                               LEXAR MEDIA, INC.

No. __                                                       Warrant to Purchase
                                                                     ____ Shares
                                                                 of Common Stock

                                                                 _________, 2000

                         Common Stock Purchase Warrant
                         -----------------------------

          THIS CERTIFIES that, for value received, [Insert name of holder] (the "Holder"), or nominees or assigns, is entitled to purchase from Lexar Media,
 ------
Inc., a California corporation (the "Company") and any successor thereto, ___
                                     -------
fully paid and nonassessable shares of Common Stock, $.0001 par value, of the Company and any successors thereto (as adjusted pursuant to the Warrant Agreement (as defined below), the "Common Stock"), at the price of $8.00 per
                                   ------------
share (as adjusted pursuant to the Warrant Agreement, the "Exercise Price"),
                                                           --------------
at any time or from time to time during the period commencing on the date hereof and ending at 5:00 P.M. Pacific time, on __, 2007 (the "Expiration Time").
                                                        ---------------

          This Warrant has been issued pursuant to a certain Warrant Agreement dated as of June 26, 2000 (as amended or supplemented from time to time, the

"Warrant Agreement") between the Company and the Initial Holders named therein
------------------
and is subject to the terms and conditions, and the Holder is entitled to the benefits, thereof, including without limitation provisions (i) for adjusting the number of Warrant Shares issuable upon the exercise or conversion hereof and the Exercise Price to be paid upon the exercise hereof and (ii) providing certain other rights. A copy of the Warrant Agreement is on file and may be inspected at the principal executive office of the Company. The Holder of this certificate, by acceptance of this certificate, agrees to be bound by the provisions of the Warrant Agreement. Capitalized terms used but not defined herein shall have the meanings given to them in the Warrant Agreement.

          SECTION 1.  Exercise of Warrant.  On any Business Day prior to the
                      -------------------
Expiration Time, the Holder may exercise this Warrant, in whole or in part, by delivering to the Company this Warrant accompanied by a properly completed Exercise Form in the form of Annex A and a certified or bank check or wire transfer of same day funds in an aggregate amount equal to the product obtained by multiplying (a) the Exercise Price by (b) the number of Warrant Shares being purchased. Any partial exercise of a Warrant shall be for a whole number of Warrant Shares only.

          SECTION 2.  Exercise Price.  The Exercise Price is subject to
                      --------------
adjustment from time to time as provided in the Warrant Agreement.

          SECTION 3.  Conversion of Warrant.  On any Business Day prior to the
                      ---------------------
Expiration Date, the Holder may convert this Warrant, in whole or in part, into Warrant Shares by delivering to the Company this Warrant accompanied by a properly completed Conversion Form in the form of Annex B. The number of shares to be received by the Holder upon such conversion shall be determined as provided in Section 4.2 of the Warrant Agreement. Immediately prior to the Expiration Date, to the extent, if any that this Warrant has not been exercised, it shall be automatically converted under the circumstances, and to the extent, described in Section 4.2(b) of the Warrant Agreement.

          SECTION 4.  Transfer.  Subject to the limitations set forth in the
                      --------
Warrant Agreement, this Warrant may be transferred by the Holder by delivery to the Company of this Warrant accompanied by a properly completed Assignment Form in the form of Annex C.

          SECTION 5.  Lost, Stolen, Mutilated or Destroyed Warrant.  If this
                      --------------------------------------------
Warrant is lost, stolen, mutilated or destroyed, the Company will issue a new Warrant of like denomination and tenor upon compliance with the provisions set forth in the Warrant Agreement.

          SECTION 6.  No Shareholder Rights.  This Warrant shall not entitle the
                      ---------------------
holder hereof to any voting rights or, except as otherwise provided in the Warrant Agreement, other rights of a shareholder of the Company, as such.

          SECTION 7.  Representations and Warranties of the Holder.  The Holder
                      --------------------------------------------
hereby represents and warrants to the Company as follows:

          (a) Purchase for Own Account.  Except for transfers to Holder's
              ------------------------
Affiliates, this Warrant and the Warrant Shares are and will be acquired by the Holder hereunder for investment for the Holder's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act, and the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. If not an individual, the Holder also represents that the Holder has not been formed for the specific purpose of acquiring this Warrant or the Warrant Shares.

          (b) Disclosure of Information.  The Holder has received or has had
              -------------------------
full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and the Warrant Shares. The Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and the Warrant Securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Holder or to which the Holder has had access.

          (c) Investment Experience.  The Holder understands that the purchase
              ---------------------
of this Warrant and the Warrant Shares involves substantial risk.  The Holder:
(i) has experience as an investor in securities of companies in the development stage and acknowledges that the Holder is able to fend for itself, can bear the economic risk of such Holder's investment in this Warrant and the Warrant Shares and has such knowledge and experience in financial or business matters that the Holder is capable of evaluating the merits and risks of its investment in this Warrant and the Warrant Shares and/or (ii) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables the Holder to be aware of the character, business acumen and financial circumstances of such persons.

          (d) Accredited Investor Status.  The Holder is an "accredited
              --------------------------
investor" within the meaning of Regulation D promulgated under the Securities
Act.

          SECTION 8.  Successors.  All of the provisions of this Warrant by or
                      ----------
for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors and assigns.

          SECTION 9.  Headings.  Section headings in this Warrant have been
                      --------
inserted for convenience of reference only and shall not affect the construction of, or be taken into consideration in interpreting, this Warrant.

          SECTION 10.  GOVERNING LAW.  THIS WARRANT SHALL BE GOVERNED BY AND
                       -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS).

          IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officers and this Warrant to be dated as of the date first set forth above.

                               LEXAR MEDIA, INC.

                               By:_____________________________________________
                                  Name:
                                  Title: [Chairman or Chief Executive Officer]


ATTEST:

By:__________________________________
   Name:
   Title: [Chief Financial Officer, Treasurer or
         Assistant Treasurer]

                                                                         ANNEX A
                                                                         -------

                                 EXERCISE FORM

                    [To be signed upon exercise of Warrant]

TO LEXAR MEDIA, INC.

          The undersigned, being the Holder of the within Warrant, hereby elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder _________ shares of, the Common Stock of LEXAR MEDIA, INC. (the "Company") and requests that the certificates for such shares be issued in the name of, and be delivered to, _______________________, whose address is
__________________________________ ____________________________.

          The undersigned warrants to the Company that (a) the undersigned (i) is not acquiring the Warrant Shares with a view towards transferring such Warrant Shares in violation of the Securities Act of 1933, as amended (the "Securities Act"), and (ii) is an "accredited investor" within the meaning of Regulation D under the Securities Act and (b) the representations and warranties set forth in Section 7 of the Warrant are true and correct as of this date. The undersigned acknowledges that the issuance of the Warrant Shares has not been registered under the Securities Act and the Warrant Shares may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption therefrom is available.

          The foregoing exercise is (check one):


______        irrevocable

______ conditioned upon the consummation of the transaction described briefly below:

              -----------------------------------------------------------------

              -----------------------------------------------------------------

              -----------------------------------------------------------------

              -----------------------------------------------------------------

Dated:
                              ______________________________
                                       (Signature)

                              ______________________________
                                        (Address)

                                                                         ANNEX B
                                                                         -------

                                CONVERSION FORM

               [To be signed upon cashless exercise of Warrant]

TO LEXAR MEDIA, INC.

          The undersigned, being the Holder of the within Warrant, hereby irrevocably elects to convert, pursuant to Section 4.2 of the Warrant Agreement referred to in such Warrant, the portion of such Warrant representing the right to purchase _________ shares of Common Stock of LEXAR MEDIA, INC. (the "Company"). The undersigned hereby requests that the certificates for the number of shares of Common Stock issuable upon such conversion pursuant to such
Section 4.2 be issued in the name of, and be delivered to, _____________, whose address is ________________________________________.

          The undersigned warrants to the Company that (a) the undersigned (i) is not acquiring the Warrant Shares with a view towards transferring such Warrant Shares in violation of the Securities Act of 1933, as amended (the "Securities Act"), and (ii) is an "accredited investor" within the meaning of Regulation D under the Securities Act and (b) the representations and warranties set forth in Section 7 of the Warrant are true and correct as of this date. The undersigned acknowledges that the issuance of the Warrant Shares has not been registered under the Securities Act and the Warrant Shares may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption therefrom is available.

          The foregoing conversion is (check one):

______        irrevocable

______ conditioned upon the consummation of the transaction described briefly below:


              -----------------------------------------------------------------


              -----------------------------------------------------------------


              -----------------------------------------------------------------


              -----------------------------------------------------------------
Dated:
                              ______________________________
                                       (Signature)

                              ______________________________
                                        (Address)

                                    ANNEX C
                                    -------

                                ASSIGNMENT FORM

                 [To be signed only upon transfer of Warrant]

          For value received, the undersigned hereby sells, assigns and transfers unto _________________________, all of the rights represented by the within Warrant to purchase ______ shares of Common Stock of LEXAR MEDIA, INC. (the "Company"), to which such Warrant relates, and appoints
      -------
________________________ Attorney to transfer such Warrant on the books of the Company, with full power of substitution in the premises.

Dated:


                                                  ______________________________
                                                           (Signature)


                                                  ______________________________
                                                            (Address)